UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2005

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On November 2, 2005, LCC International, Inc. (the "Company") issued a press release announcing that the Nasdaq Listings Qualifications Panel has granted the Company’s request for an extension until November 23, 2005, to comply with the filing requirements of the Securities and Exchange Commission and Nasdaq Marketplace Rule 4310(c)(14). The Panel determined to continue listing the Company’s securities on the Nasdaq National Market under the amended and final exception that, on or before November 23, 2005, the Company shall file its restated Form 10-Q/A for the quarter ended September 30, 2004, its restated Form 10-K/A for the year ended December 31,2004, its restated Form 10-Q/A for the quarter ended March 31, 2005, its Form 10-Q for the quarter ended June 30, 2005, and its Form 10-Q for the quarter ended September 30, 2005. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Press Release which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits 99.1 Press Release, dated November 2, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

November 2, 2005	By:	Dean J. Douglas

Name: Dean J. Douglas
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 2, 2005, issued by LCC International, Inc.